UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-04893

THE TAIWAN FUND, INC.

(Exact name of registrant as specified in charter)
C/O STATE STREET BANK AND TRUST COMPANY,
2 AVENUE DE LAFAYETTE, P.O. BOX 5049,
BOSTON, MA 02206-5049

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

State Street Bank and Trust Company Attention: Elizabeth A. Watson Assistant Secretary 4 Copley Place, 5th Floor Boston, Massachusetts 02116	Leonard B. Mackey, Jr., Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019-6131
Registrant’s telephone number, including area code: 1-800-636-9242
Date of fiscal year end: August 31
Date of reporting period: August 31, 2009

Item 1. Report to Stockholders.

2

THE TAIWAN FUND, INC.®
Annual Report
August 31, 2009
THE TAIWAN FUND, INC.
What’s Inside

  Chairman’s Statement

Dear Shareholders,

I am pleased to present the Annual Report of The Taiwan Fund, Inc. (the “Fund”) for the fiscal year ended August 31, 2009. The Fund’s net asset value (“NAV”) per share decreased by 10.29%* in U.S. dollar terms for the fiscal year. During the same period, the Taiwan Stock Exchange Index (the “TAIEX”) decreased by 7.13%* in U.S. dollar terms. The U.S. dollar depreciated by 4.14% against the NT dollar during this period.

On August 31, 2009, the Fund’s shares were trading at a price equal to US$12.14 per share, reflecting a discount of 12.28% to the Fund’s NAV of $US13.84. The Fund’s shares were trading at a discount of 8.85% on August 31, 2008.

During the year, we liquidated the Trust through which the Fund had invested in Taiwan securities since its inception. We believe that this will provide the Fund with greater investment flexibility, as it will no longer be subject to certain Taiwan regulations that restricted the investments made through the Trust. In connection with the liquidation of the Trust, we also restructured the investment management agreement the Fund has with HSBC Global Asset Management (Taiwan) Ltd.

The collapse of Lehman in the second half of 2008 triggered financial turmoil around the globe. The global financial crisis and recession have exposed the vulnerability of global capital markets.

In Taiwan, it is believed that the longer-term outlook is more promising. This year three key events are scheduled to take place — Financial Memorandum of Understanding (“MOU”), Economic Cooperation Framework Agreement (“ECFA”, similar to Free Trade Agreement), and mayoral elections at the end of the year. Although the fundamentals are gradually improving and the elements for long-term

*  Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested. Return for the TAIEX are not total returns and reflected only changes in share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund returns. Past performance is not indicative of future results of the Fund.

structural improvement are emerging, it will take some time for the results to be seen.

On behalf of the Board, thank you for your continued support of The Taiwan Fund, Inc. We look forward to sharing with you the results of the Fund over the longer term.

Sincerely,

Harvey Chang
Chairman

  Report of the Investment Manager

Investment Performance

The Fund’s net asset value (NAV) decreased by 10.29%* in U.S. dollar terms for the fiscal year ended August 31, 2009. In the same period, the Taiwan Stock Exchange Index (TAIEX) decreased by 7.13% in U.S. dollar terms. The Fund underperformed the TAIEX by 3.16% during the fiscal year of 2009.

The underperformance of the Fund was primarily due to the high cash position that was not timely unwound in the rally earlier this year. As to sector allocation, rubber contributed most positively to the performance. In terms of stock selection, the plastic sector contributed positively to the Fund’s performance in the same period.

Market review

The Taiwan equity market was very volatile during the fiscal year ended August 31, 2009. Nevertheless, the TAIEX merely dropped by 3.12% in NT dollar terms. During the fiscal year, with the spill-over of global financial crisis, the TAIEX went down to the 4,000 level and hit 3,955 in late November. Further, in anticipation of an improved economy with closer ties with China and significant turnaround in the flow of Taiwanese investment, the TAIEX rebounded 80% and hit 7,185 in late July. At that time, Taiwan was severely hit by Typhoon Morakat, with the worst flood in 50 years which led to Premier Liu’s cabinet reshuffle. Because of this incident, the TAIEX corrected and closed at 6,825 on August 31, 2009.

In terms of sector performance, tourism and financial underperformed while rubber and paper outperformed the TAIEX. In terms of fund flows, during the Fund’s fiscal year proprietary traders and local institutions were net buyers with NT$21.03 billion and NT$0.07 billion, respectively, while foreign investors were net sellers with

*  Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested. Returns for the TAIEX are not total returns and reflect only changes in share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund’s returns. Past performance is not indicative of future results of the Fund.

NT$43.72 billion. Long margin decreased NT$58.04 million to NT$200.4 billion, accounting for only 1.16% of total market cap.

Economic Outlook

Taiwan’s recovery pace has been slow, and export recovery is likely to be just in line with global recovery pace. Domestic demand is also improving gradually in Taiwan given the unemployment rate is still at record highs. In the second quarter of 2009, real exports of goods and services declined by 18.36%. Furthermore, coupled with the decreased fixed capital formation and weakened private consumption, Taiwan’s real gross domestic products (GDP) contracted by 7.54%, compared with the same quarter of the previous year. Meanwhile, the GDP decline for the first quarter was revised to -10.13% (formerly -10.24%). Expressed at seasonally adjusted annual rate (saar), the real GDP increased 20.69% in the second quarter, in contrast to a decrease of 10.16% in the first quarter.

Since it is estimated that the world economy began its recovery in the second half of 2009, Taiwan’s exports are anticipated to regain momentum. Impacted by Typhoon Morakot, private consumption slipped back into a gloomy state. For 2009 as a whole, real GDP is forecasted to contract 4.04%, and the CPI is expected to fall 0.68%.

According to the latest world economic outlook, the global economy will continue to recover in 2010. Taiwan’s trade sector is expected to stay in healthy shape. Combined with the improved contribution from the domestic sector, real GDP is predicted to grow by 3.92% in 2010, with the CPI rising mildly by 0.87%.

Investment Outlook and Strategy

Taiwan’s equity market has been one of the best performing markets in Asia. The TAIEX, with its underlying themes of liquidity and linkage to China, is primarily driven by the influx of liquidity. Taiwan’s central bank has held the policy re-discount rate at 1.25%, and we expect no changes to Taiwan’s monetary policy for the rest of 2009.

Closer economic co-operation with China had, until the typhoon’s arrival, been progressing with expectation of a cross-strait deal on banking. However, as allegations of a slow response to the disaster surfaced, the government’s popularity fell sharply, which led to questions about the progress of cross-strait ties. The market basically felt that President Ma would have to focus on domestic issues. The opposition Democratic Progressive Party’s (DPP) invitation to the Dalai Lama to visit Taiwan to pray for the victims of the natural disaster added further concerns to investors that links with China would slow. By making changes to the cabinet, we expect that the government will be able to move forward and begin to get cross-strait discussions back on track.

While we believe that closer economic co-operation will help boost earnings for Taiwanese companies through increasing their client bases on the mainland, investors will need to be patient in terms of EPS uplifts arriving early. There are still a number of key agreements that Taiwan needs to reach with China in order to take down trade barriers and remove taxation issues. Investors should not expect significant improvements in earnings in the near term but instead should view the Taiwan market as an asset rerating story. Given Taiwan is extremely leveraged to the global economy, should a quick turnaround in demand for tech products occur in 2010, it would then be reasonable for there to be better-than-expected earnings.

In the year ahead, we aim to achieve solid performance through robust bottom-up stock selection as well as top-down macro research ability. We are confident that the Taiwan stock market and gradually recovering economic conditions will provide significant investment opportunities for investors in the foreseeable future. Thank you for your support and we look forward to presenting our strategy again in coming reports.

Sincerely,

Shirley Yang
Portfolio Manager

  Portfolio Snapshot*

Top Ten Equity Holdings

Holdings As Of August 31, 2009%

Taiwan Semiconductor Manufacturing Co., Ltd.	7.8

MediaTek, Inc.	5.7

Hon Hai Precision Industry Co., Ltd.	5.4

Chunghwa Telecom Co., Ltd.	3.9

Cheng Shin Rubber Industry Co., Ltd.	3.5

Synnex Technology International Corp.	3.4

China Steel Corp.	3.2

Fubon Financial Holding Co., Ltd.	2.9

Formosa Petrochemical Corp.	2.6

Au Optronics Corp.	2.6

Top Ten Equity Industry Weightings

Weightings As Of August 31, 2009%

Semiconductor Manufacturing	10.6

IC Design	8.7

Telecommunications	8.1

Financial Services	8.1

Optoelectronics	6.2

PC & Peripherals	5.4

Other Electronic	5.4

Electronics Distribution	4.9

Rubber	4.8

Food	4.5

Top Ten Equity Holdings

Holdings As Of August 31, 2008%

Taiwan Semiconductor Manufacturing Co., Ltd.	6.4

Chunghwa Telecom Co., Ltd.	6.2

Hon Hai Precision Industry Co., Ltd.	4.7

MediaTek, Inc.	4.2

Au Optronics Corp.	2.8

Pou Chen Corp.	2.5

President Chain Store Corp.	2.4

Ruentex Industries, Ltd.	2.4

Synnex Technology International Corp.	2.2

Fubon Financial Holding Co., Ltd.	2.2

Top Ten Equity Industry Weightings

Weightings As Of August 31, 2008%

Financial Services	10.3

Semiconductor Manufacturing	10.3

PC & Peripherals	10.1

IC Design	8.8

Telecommunications	7.2

TFT-LCD	5.6

Electronic Components	5.1

Electronics	4.3

Textile	3.8

Automobiles, Tires & Accessories	3.6

*	Percentages based on total net assets.

  Sector Allocation

Fund holdings are subject to change and percentages shown above are based on total net assets as of August 31, 2009. The pie chart illustrates the allocation of the investment by sector. A complete list of holdings as of August 31, 2009 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings and industry allocation can be found on our website, www.thetaiwanfund.com. You may also obtain updated holdings by calling (800)-636-9242.

  The Taiwan Fund, Inc.
  Schedule of Investments/August 31, 2009 (Showing Percentage of Net Assets)

		US$
		VALUE
	SHARES	(NOTE 1)

COMMON STOCKS — 89.2%
BASIC INDUSTRIES — 30.9%
Automobiles, Tires & Accessories — 2.3%
China Motor Corp.*	2,500,000	$1,378,488
Tong Yang Industry Co., Ltd.	2,060,000	2,719,214
Yulon Nissan Motor Co., Ltd.*	900,000	1,957,681

		6,055,383

Cement — 0.7%
Asia Cement Corp.	1,699,500	1,812,236

Chemicals — 0.5%
Sesoda Corp.*	1,500,000	1,303,298

Electric & Machinery — 1.1%
Yungtay Engineering Co., Ltd.	4,500,000	2,857,230

Food — 4.5%
Great Wall Enterprise Co., Ltd.	3,675,355	3,684,678
Uni-President Enterprises Corp.	5,220,000	5,407,683
Wei Chuan Food Corp.*	2,000,000	2,378,746

		11,471,107

Glass — 1.4%
Taiwan Glass Industrial Corp.	5,665,000	3,528,094

Iron & Steel — 4.4%
China Steel Corp.	9,000,500	8,175,685
Tung Ho Steel Enterprise Corp.	3,090,000	3,154,163

		11,329,848

Paper — NM
Kang Na Hsiung Enterprise Co., Ltd.	20,000	15,311

Petroleum Services — 2.6%
Formosa Petrochemical Corp.	2,832,500	6,729,194

Plastics — 4.0%
Formosa Chemicals & Fibre Corp.	1,000,000	1,752,920
Formosa Plastics Corp.	2,300,000	4,136,527
Nan Ya Plastics Corp.	3,090,000	4,304,118

		10,193,565

Retail — 3.4%
President Chain Store Corp.	2,840,000	6,539,942
Ruentex Industries, Ltd.*	1,800,000	2,088,922

		8,628,864

Rubber — 4.8%
Cheng Shin Rubber Industry Co., Ltd.	4,675,000	8,919,235
TSRC Corp.	3,000,000	3,449,638

		12,368,873

Textile — 1.2%
Far Eastern Textile, Ltd.	3,060,000	3,049,170

TOTAL BASIC INDUSTRIES		79,342,173

FINANCE — 8.1%
Financial Services — 8.1%
Cathay Financial Holding Co., Ltd.*	4,500,622	6,296,345
China Bills Finance Corp.	5,000,000	1,382,285
China Life Insurance Co., Ltd.*	2,000,000	1,166,588
E. Sun Financial Holding Co. Ltd.*	180,000	55,778
First Financial Holding Co., Ltd.	8,200,512	4,446,984
Fubon Financial Holding Co., Ltd.*	8,000,000	7,473,456

TOTAL FINANCE		20,821,436

TECHNOLOGY — 50.2%
Electronic Components — 0.9%
Silitech Technology Corp.	1,010,000	2,335,030

Electronics Distribution — 4.9%
Synnex Technology International Corp.	4,950,000	8,646,879
WPG Holdings Co., Ltd.	3,000,000	3,873,437

		12,520,316

IC Design — 8.7%
MediaTek, Inc.	1,000,400	14,527,401
Novatek Microelectronics Corp. Ltd.	1,600,382	3,758,283
RichTek Technology Corp.	501,250	3,974,488

		22,260,172

Optoelectronics — 6.2%
Altek Corp.	1,312,200	2,164,643
Au Optronics Corp.	6,500,715	6,556,704
Everlight Electronics Co., Ltd.*	400,000	1,105,828
Largan Precision Co., Ltd.	153,000	1,859,250
Motech Industries, Inc.	79,928	199,841
Young Fast Optoelectronics Co., Ltd.	400,000	4,210,654

		16,096,920

Other Electronic — 5.4%
Hon Hai Precision Industry Co., Ltd.	4,101,005	13,829,282

The accompanying notes are an integral part of the financial statements.

  Schedule of Investments/August 31, 2009 (continued)

		US$
		VALUE
	SHARES	(NOTE 1)

TECHNOLOGY — (continued)

PC & Peripherals — 5.4%
Chicony Electronics Co., Ltd.	1,600,790	$3,832,189
Clevo Co.*	1,650,000	2,017,605
LITE-ON IT Corp.	2,500,000	1,910,136
Quanta Computer, Inc.	3,030,000	6,277,885

		14,037,815

Semiconductor Manufacturing — 10.6%
Faraday Technology Corp.	703,485	1,117,745
Siliconware Precision Industries Co.	2,500,074	3,129,222
Taiwan Semiconductor Manufacturing Co., Ltd.	11,200,426	20,143,855
United Microelectronics Corp. Ltd.*	7,000,000	2,870,901

		27,261,723

Telecommunications — 8.1%
Chunghwa Telecom Co., Ltd.	5,830,103	9,989,453
Far EasTone Telecommunications Co., Ltd.	5,000,000	5,643,067
Taiwan Mobile Co., Ltd.	3,350,000	5,261,647

		20,894,167

TOTAL TECHNOLOGY		129,235,425

TOTAL COMMON STOCKS (Identified Cost — $178,531,741)		229,399,034

TOTAL INVESTMENTS — 89.2% (COST — $178,531,741)		$229,399,034

OTHER ASSETS AND LIABILITIES, NET — 10.8%		27,663,014

NET ASSETS — 100.0%		$257,062,048

Legend:

*	Non-income producing
NM – Less than 0.1%
US $ – United States dollar

The accompanying notes are an integral part of the financial statements.

  Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2009

Assets
Investments in securities, at value (cost $178,531,741) (Notes 1 and 2) — See accompanying schedule		$229,399,034
Cash		357,437
Cash in New Taiwan dollars (cost $27,916,386)		27,851,114
Dividend receivable		2,021,384
Receivable for securities sold		601,807
Prepaid expenses		49,836
Other assets		1,544

Total assets		260,282,156

Liabilities
Payable for securities purchased	$2,731,695
Accrued management fee (Note 3)	127,437
Taiwan stock dividend tax payable (Note 1)	90,821
Other payables and accrued expenses	270,155

Total liabilities		3,220,108

Net Assets		$257,062,048

Net Assets consist of (Note 1):
Paid in capital		$287,823,531
Undistributed net investment loss		(435,644)
Accumulated net realized loss on investments in securities and foreign currency		(81,122,052)
Net unrealized appreciation on investment securities and foreign currency		50,796,213

Net Assets		$257,062,048

Net Asset Value, per share ($257,062,048/18,574,946 shares outstanding)		$13.84

STATEMENT OF OPERATIONS
For the Year Ended August 31, 2009

Investment Income
Dividends		$8,373,223
Interest		163,232

		8,536,455
Less: Taiwan withholding tax (Note 1)		(1,628,934)

Total Income		6,907,521
Expenses:
Management fee (Note 3)
Basic fee	$2,474,457
Performance adjustment	(767,730)
Directors compensation (Note 3)	509,897
Legal	318,640
Custodian fees and expenses	306,047
Taiwan stock dividend tax (Note 1)	290,467
Administration and accounting fees (Note 3)	228,218
Shareholder communications	102,604
Audit	94,048
Delaware franchise tax	83,446
Insurance fees	71,579
CCO compliance fees	59,526
Miscellaneous	32,227
Transfer agent fees	19,138

Total expenses		3,822,564

Management Fee Waiver	(341,122)

Net Expenses		3,481,442

Net investment income		3,426,079

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions (Note 1)
Net realized loss on:
Investment securities	(71,708,044)
Foreign currency transactions	(10,204,971)

		(81,913,015)
Change in net unrealized appreciation (depreciation) on:
Investment securities	46,866,851
Assets and liabilities denominated in foreign currencies	(34,077)

		46,832,774

Net realized and unrealized loss		(35,080,241)

Net decrease in net assets resulting from operations		$(31,654,162)

The accompanying notes are an integral part of the financial statements.

  Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2009	August 31, 2008

Increase (Decrease) in Net Assets
Operations:
Net investment income	$3,426,079	$4,720,061
Net realized gain (loss) on investments and foreign currency transactions	(81,913,015)	26,126,058
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	46,832,774	(111,608,142)

Net decrease in net assets resulting from operations	(31,654,162)	(80,762,023)

Distributions to shareholders
From net investment income	(832,006)	(7,012,484)
Net realized gains	—	(45,229,040)
Distributions in excess of net investment income	(2,329,264)	—

Total distributions to shareholders	(3,161,270)	(52,241,524)

Capital stock transactions:
Net proceeds from sale of shares	—	36,565,140

Total decrease in net assets	(34,815,432)	(96,438,407)

Net Assets
Beginning of year	291,877,480	388,315,887

End of year	$257,062,048	$291,877,480

Undistributed net investment loss end of period	$(435,644)	$(2,875,730)

The accompanying notes are an integral part of the financial statements.

  Financial Statements (continued)

FINANCIAL HIGHLIGHTS

	Year Ended August 31,
	2009	2008	2007	2006		2005

Selected Per Share Data
Net asset value, beginning of year	$15.71	$23.73	$17.39	$14.76		$12.78

Income from Investment Operations
Net investment income (loss)(a)	0.18	0.27	0.16	0.00	*	0.08
Net realized and unrealized gain (loss) on investments	(1.88)	(4.91)	6.18	2.68		1.93

Total from investment operations	(1.70)	(4.64)	6.34	2.68		2.01

Less Distributions
From net investment income	(0.04)	(0.43)	—	(0.05)		(0.03)
From net realized gains	—	(2.76)	—	—		—
Distributions in excess of net investment income	(0.13)	—	—	—		—

Total distributions	(0.17)	(3.19)	—	(0.05)		(0.03)

Capital Share Transactions:
(Dilution) to net asset value, resulting from issuance of shares in stock dividend	—	(0.19)	—	—		—

Net asset value, end of year	$13.84	$15.71	$23.73	$17.39		$14.76

Market value, end of year	$12.14	$14.32	$21.43	$15.83		$13.34

Total return
Per share market value	(13.68)%	(20.29)%	35.38%	19.05%		21.68%

Ratio and Supplemental Data
Net Assets, end of year (000s)	$257,062	$291,877	$388,316	$284,561		$241,554
Ratio of expenses before fee waiver(b)	1.79%	1.97%	1.94%	1.92	%(d)	2.23	%(c)
Ratio of expenses before fee waiver, excluding stock dividend tax expense	1.66%	1.87%	1.82%	1.77	%(d)	1.93	%(c)
Ratio of expenses after fee waiver	1.63%	1.71%	1.82%	1.77	%(d)	1.93	%(c)
Ratio of net investment income (loss)	1.61%	1.35%	0.80%	0.02	%(d)	0.45	%(c)
Portfolio turnover rate	109%	85%	78%	110%		80%

(a)	Based on average shares outstanding during the period.
(b)	Expense ratio includes 20% tax paid on stock dividends received by the Fund.
(c)	Ratio includes charge to the Management fee; see Note 3. Without this charge the ratios would be 2.00%, 1.70% and 0.68%, respectively.
(d)	Ratio includes reduction of the Management fee; see Note 3. Without this reduction the ratios would be 1.98%, 1.82% and -0.04%, respectively.
*	Amount represents less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

  Notes to Financial Statements

1.	Significant Accounting Policies

The Taiwan Fund, Inc. (the “Fund”), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment company.

On March 24, 2009, the stockholders of the Fund voted to approve a new form of Discretionary Investment Management Contract (the “New Management Agreement”) between the Fund and Adviser, which had been approved on October 27, 2008, by the Board and all of the Independent Directors. The New Management Agreement will replace the two agreements pursuant to which the Adviser previously managed the assets of the Fund: 1) the Securities Investment Trust-Investment Management and Custodian Contract, dated August 22, 2001 (the “Prior Management Contract’) and 2) the Investment Advisory and Management Agreement, dated August 22, 2001 (the “Prior Advisory Agreement,” and together with the Prior Management Contract, the “Prior Agreements”). The Prior Management Contract provided for management of the assets of the Fund held through an investment trust (the “Trust”) established by the Prior Management Contract. Assets held in the Trust were invested in Taiwan, primarily in equity securities listed on the Taiwan Stock Exchange (the “TSE”). Assets of the Fund held outside of the Trust were managed by the Adviser under the Prior Advisory Agreement, which was supplemented by an Interim Direct Investment Management Agreement (the “Interim DIM Agreement”) between the Fund and the Adviser. The Interim DIM Agreement supplemented the Prior Advisory Agreement with provisions required by Taiwan law to permit the Adviser to manage the assets of the Fund that were invested in Taiwan but not through the Trust.

After the March 24, 2009 approval, the Fund began the process of transfering its interest in the Trust to a foreign institutional investor account and then to a direct investment management account, which allows the Fund to invest directly in equity securities listed on the TSE pursuant to the New Management Agreement. The Trust was terminated on May 11, 2009.

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to additional risks resulting from future political or economic conditions in Taiwan and the possible imposition of adverse governmental laws of currency exchange restrictions affecting Taiwan.

The policies described below are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles.

Security Valuation.  All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund’s net asset value per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board of Directors may prescribe. Foreign securities may be valued at fair value according to procedures approved by the Board of Directors if the closing price is not reflective of current market values due to trading or events occurring in the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold. Short-term investments, having a maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

The Fund adopted the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective October 1, 2008, and FASB Staff Position No. 157-4 (FSP 157-4), effective April 1, 2009 (collectively, FAS 157). In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an

  Notes to Financial Statements (continued)

1.	Significant Accounting Policies – continued

independent buyer in the principal or most advantageous market for the investment. FAS 157 established a three-tier hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets (Level 1 inputs) and the lowest priority to unobservable inputs (Level 3 inputs) when market prices are not readily available or reliable. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the asset or liability, and would be based on the best information available.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — prices determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2009 in valuing the Fund’s asset and liabilities carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$229,399,034	$—	$—	$229,399,034

Total	$229,399,034	$—	$—	$229,399,034

Repurchase Agreements.  In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation.  The financial accounting records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments in securities.

Forward Foreign Currency Transactions.  A forward foreign currency contract (“Forward”) is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation of Forwards is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes

  Notes to Financial Statements (continued)

1.	Significant Accounting Policies – continued

unfavorably. As of August 31, 2009 the Fund had no open Forwards.

Indemnification Obligations.  Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Taxes.  As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on equities and 0.1% on mutual fund shares of the transaction amount.

The Fund’s functional currency for tax reporting purposes is the New Taiwan dollar.

The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Company’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006-2008), or expected to be taken in the Fund’s 2009 tax returns. The Company identifies its major tax jurisdictions as U.S. Federal, Delaware and foreign jurisdictions where the Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Investment Income.  Dividend income is recorded on the ex-dividend date; except, where the ex-dividend date may have passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund’s third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Shareholders.  The Fund distributes to shareholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), shareholders may elect to have all cash distributions automatically reinvested in Fund shares. (See the summary of the Plan.) Unless the Board of Directors elects to make a distribution in shares of the Fund’s common stock, shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales, net operating losses, post October loss deferrals, capital loss carryforwards and dividend redesignations. Permanent book and tax basis differences relating to shareholder distributions will

  Notes to Financial Statements (continued)

1.	Significant Accounting Policies – continued

result in reclassifications to paid in capital. For the year ended August 31, 2009, the Fund decreased undistributed net investment loss by $2,175,277, decreased paid in capital by $12,025,029, and decreased accumulated net realized loss by $9,849,752. These reclassifications have no effect on the net assets or net asset value per share.

Security Transactions.  Security transactions are accounted as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	Purchases and Sales of Securities

For the fiscal year ended August 31, 2009, purchases and sales of securities, other than short-term securities, aggregated $202,270,555 and $207,998,643, respectively.

3.	Fees and Other Transactions with Affiliates

Management Fee.  As the Fund’s investment adviser, HSBC Global Asset Management (Taiwan) Limited, receives a basic fee that is computed daily at an annual rate of 1.00% of the Fund’s average net assets. Prior to April 1, 2009 the basic fee was computed daily at an annual rate of 1.30% of the Fund’s average net assets. The basic fee is subject to monthly performance adjustments based on the Fund’s investment performance as compared to the Taiwan Stock Exchange Index over a rolling 36-month period (the “performance adjustments”). The basic fee may increase or decrease by + or -0.30% depending on the fund’s performance.

During the period ended August 31, 2006, the basic fee included a one-time charge of approximately $154,000 as a further revision to correct errors in the calculation of performance fee adjustments for the fiscal years prior to 2000 (See footnote 6).

Effective January 1, 2008 through March 31, 2009, the Adviser agreed to waive a portion of the basic fee so that the basic fee will not exceed 1.00% of the Fund’s average daily net assets. The performance adjustments remain unchanged by this fee waiver.

For the year ended August 31, 2009, the management fee, including the performance adjustments, and management fee waiver was equivalent to an annual rate of 0.64% of average daily net assets. The total fees waived during the period were $341,122.

Directors Fees.  No director, officer or employee of the Adviser or its affiliates will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its directors who is not a director, officer or employee of the Adviser an annual fee of $20,000 plus $2,500 for each Board of Directors’ meeting or Committee meeting attended, and $2,500 for each meeting attended by telephone. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings.

Administration Fees.  State Street Bank and Trust Company (“State Street”) provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee at the annual rate of 0.11% of the Fund’s average daily net assets up to $150 million, 0.08% of the next $150 million, and 0.05% of those assets in excess of $300 million, subject to certain minimum requirements. The fund also pays State Street $130,000 per year for certain legal administrative services, including corporate secretarial services and preparing regulatory filings.

  Notes to Financial Statements (continued)

4.	Fund Shares

At August 31, 2009, there were 20,000,000 shares of $0.01 par value capital stock authorized, of which 18,574,946 were issued and outstanding.

5.	Distributions

The tax character of distributions made by the Fund during the years ended August 31, 2008 and August 31, 2009 are as follows:

Year Ended
August 31, 2008

Ordinary Income	$18,375,850
Net long term capital gains	33,865,674

$52,241,524

Year Ended
August 31, 2009

Ordinary Income	$832,006
Distributions in excess of Current Earnings	2,329,264

Total	$3,161,270

As of August 31, 2009, the components of distributable earnings on a tax basis were $0 of Undistributed Ordinary Income, $0 of Undistributed Long-Term Capital Gain, $47,261,630 of Unrealized Appreciation, $(43,693,249) of post October capital and currency losses, and $(34,329,861) of capital loss carryover.

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales. At August 31, 2009, the aggregate cost basis of the Fund’s investment securities for income tax purposes was $182,066,324. Net unrealized appreciation of the Fund’s investment securities was $47,332,710 of which $54,765,883 related to appreciated investment securities and $(7,433,173) related to depreciated investment securities.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended August 31, 2009, the Fund elected to defer net capital losses of $(43,257,605) and net foreign currency losses of $(435,644) arising between November 1, 2008 and August 31, 2009.

At August 31, 2009, the Fund had available for federal income tax purposes a capital loss carryover of $(34,329,861) expiring on August 31, 2017, which can be used to offset certain future realized capital gains.

6.	Recent Accounting Pronouncement

In March 2008, the Financial Accounting Standards board (“FASB”) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. Management has determined that the adoption of SFAS 161 has no effect on the Fund’s financial statement disclosure.

7.	Subsequent Events

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165 “Subsequent Events”, adopted by the Fund as of August 31, 2009, management has evaluated the possibility of subsequent events existing in the Fund’s financial statements through October 27, 2009. Management has determined that there are no material events that would require disclosure in the Fund’s financial statement through this date.

  Report of Independent Registered Public Accounting Firm

To the Board of Directors and
Shareholders of
The Taiwan Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Taiwan Fund, Inc. (the “Fund”), including the schedule of investments, as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended August 31, 2006 have been audited by other auditors, whose report dated October 19, 2006 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Taiwan Fund, Inc. as of August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
October 27, 2009

  Other Information (unaudited)

Federal Tax Information.  The Taiwan Fund, Inc. has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the year ended August 31, 2009, the total amount of foreign taxes paid that will be passed through to shareholders and foreign source income for information reporting purposes will be $1,896,526 (representing taxes withheld plus taxes on stock dividends) and $8,454,528, respectively.

Share Repurchase Program

The Board of Directors of the Fund, at a meeting held on April 23, 2001, authorized the Fund to repurchase up to 15% of the Fund’s outstanding shares of common stock. The Fund will purchase such shares in the open market at times and prices determined by management of the Fund to be in the best interest of stockholders of the Fund. As of August 31, 2009, no shares have been repurchased by the Fund.

  Other Information (unaudited) (continued)

Privacy Policy

Privacy Notice

The Taiwan Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

☐	Information it receives from shareholders on applications or other forms;
☐	Information about shareholder transactions with the Fund, its affiliates, or others; and
☐	Information it receives from a consumer reporting agency.

The Fund’s policy is to not disclose nonpublic personal information about its shareholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who need to know that information to provide products or services to shareholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard it shareholders’ nonpublic personal information.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-800-636-9242; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment adviser voted these proxies during the most recent 12-month period ended June 30 is available without change, upon request, by calling the same number or by accessing the Commission’s website.

Quarterly Portfolio of Investments

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Form N-Q’s are available on the Commission’s website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-636-9242.

Certifications

The Fund’s chief executive officer has certified to the New York Stock Exchange that, as of April 22, 2009, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR file with the Securities and Exchange Commission, for the period of this report.

  Summary of Dividend Reinvestment and
  Cash Purchase Plan

What is the Dividend Reinvestment and Cash Purchase Plan?

The Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers shareholders of the Fund, a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to shareholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. Computershare Trust Company, N.A. (the “Plan Administrator”), acts as Plan Administrator for shareholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Administrator.

Who Can Participate in the Plan?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

What Does the Plan Offer?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

Reinvestment of dividends and capital gains distributions

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Administrator on the open market. You will be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases.

If a distribution is declared which is payable in shares or cash at the option of the shareholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) shareholders, reinvestment will be made net of applicable withholding tax.

The Plan will not operate if a distribution is declared in shares only, subject to an election by shareholders to receive cash.

Voluntary cash purchase option

Plan participants have the option of making investments in Fund shares through the Plan Administrator. You may invest any amount from $100 to $3,000 semi-annually. The Plan Administrator will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Administrator. Checks (in U.S. dollars and drawn in U.S. banks) should be made payable to “Computershare”. The Plan Administrator will not accept cash, traveler’s checks, money orders, or third party checks. We suggest you send your check, along with a completed transaction form which is attached to each statement you receive, to the following address to be received at least two business days before the investment date: Computershare, c/o The Taiwan Fund, Inc. at

  Summary of Dividend Reinvestment and
  Cash Purchase Plan (continued)

P.O. Box 43078, Providence, RI 02940-3078. The Plan Administrator will return any cash payments received more than thirty-five days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

If your check is returned unpaid for any reason, the Plan Administrator will consider the request for investment of such funds null and void, and shall immediately remove these shares from your account. The Plan Administrator shall be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale are insufficient to satisfy the balance of any uncollected amounts, the Plan Administrator shall be entitled to sell such additional shares from your account as may be necessary to satisfy the uncollected balance.

Is There a Cost to Participate?

For purchases from the reinvestment and capital gains distributions, you will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Administrator on the open market. You will also be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of dividends and capital gains distributions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Administrator will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant. The Plan Administrator’s transaction fees for handling capital gains distributions or income dividends will be paid by the Fund.

For purchases from voluntary cash payments, participants are charged a transaction fee (currently $0.75 per investment) and a per share fee (currently $0.05) for each voluntary cash investment. Per share fees include any brokerage commissions the Plan Administrator is required to pay.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

What Are the Tax Implications for Participants?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions. For further information as to the tax consequences of participating in the Plan, you should consult with your tax advisors.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

  Summary of Dividend Reinvestment and
  Cash Purchase Plan (continued)

Once Enrolled in the Plan, May I Withdraw From It?

You may withdraw from the Plan without penalty at any time by calling the Plan Administrator at 1-800-426-5523, by accessing your Plan account at the Plan Administrator’s web site, www.computershare.com/investor or by written notice to the Plan Administrator.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, and a check for any fractional share (valued at the market value of the shares at the time of withdrawal or termination) less any applicable fees. You may also request that the Plan Administrator sell your shares and send you the proceeds, less a transaction fee of $2.50 and a per share fee of $0.15 for any request for withdrawal or termination. The per share fee includes any brokerage commissions the Plan Administrator is required to pay. Alternatively, you may also request that the Plan Administrator move your whole shares to the Direct Registration System, which would allow you to maintain ownership of those whole shares in book entry form on the records of the Fund.

All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in the written form. In addition, all sale requests within thirty (30) days of an address change are expected to be submitted in written form.

Whom Should I Contact for Additional Information?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078, Providence, RI 02940-3078, by telephone at 1-800-426-5523 or through the Internet at www.computershare.com/investor. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Administrator may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

  Directors and Officers (unaudited)

The following table sets forth certain information concerning each of the directors and officers of the Fund.

			Principal Occupation or
			Employment During	Directorships in Publicly-Held
Name, Address and (Age)	Present Office with the Fund	Since	Past Five Years	Companies (Directors Only)

Directors Considered Independent Persons
Harvey Chang (58) 21/F, No. 172-1, Section 2, Ji-Lung Road Taipei, Taiwan, ROC 106	Chairman of the Board (since July 2005) and Director	2005	President and Chief Executive Officer, Taiwan Mobile Company Limited (September 2003-present).	Director, Taiwan Mobile Company Limited (2003-present); Director, CX Technology Corp.; Director, Lite-On Technology Corp.
Christina Liu (52) 18F., No. 3, Songshou Rd. Xinyi Dist. Taipei City 110, Taiwan (R.O.C.)	Director	2005	Cheif Economist, China Trust Bank (October 2009-present); Chief Economic Advisor, Daiwa Institute of Research (DIR) (2008-2009); Legislator (People First Party, Two Consecutive Terms, First Chair National Legislative Representative), Legislative Yuan of the Republic of China (2002- 2007); Finance Committee Chair, Legislative Yuan of the Republic of China (2005-2007); Financial Law Reform Committee Chair, Legislative Yuan of the Republic of China (2005-present); Professor of Finance, National Taiwan University (1993-present); Adjunct Professor of Economics and Management, Tsinghua University of Beijing (2001-present).	Independent Director, ASRock Inc. (June 2009-present).
Joe O. Rogers (60) 2477 Foxwood Drive Chapel Hill, NC 27514	Director	1986	Manager, The Rogers Team LLC (July 2001-present).	Director and Member of the Audit Committee, The China Fund, Inc. (1992-present).
M. Christopher Canavan, Jr. (70) 73 Brook Street Wellesley, MA 02482	Director	2003	Independent Consultant (2000-present).
Anthony Kai Yiu Lo (60) 2/F Hong Villa 12 Bowen Street Hong Kong	Director	2003	Chairman, Shanghai-Century Capital Ltd. (January 2009-present); Chairman and Co-CEO, Shanghai Century Acquisition Inc. (January 2006-March 2009); Director, Prime Credit Ltd./Advantage Ltd. (2004-January 2006); Founder and Managing Director, Prime Credit Ltd. (2001-January 2006).

  Directors and Officers (unaudited) (continued)

			Principal Occupation or
			Employment During	Directorships in Publicly-Held
Name, Address and (Age)	Present Office with the Fund	Since	Past Five Years	Companies (Directors Only)

Directors Considered Independent Persons — (continued)
Bing Shen (60) 1755 Jackson Street, #405 San Francisco, CA 94109	Director	2007	Independent Consultant (2005-present); President, CDIB & Partners Investment Holding Corporation (May 2004-August 2005); Executive Vice President, China Development Industrial Bank (“CDIB’) (March 1999-May 2004).	Supervisor, CTCI Corporation; Independent Non-Executive Director, Delta Networks, Inc., Chairman, Audit Committee, Delta Networks, Inc. (June 2007-present); Chairman, Audit Committee, CTCI Corporation.
Michael F. Holland (65) 375 Park Avenue, Suite 2108 New York, New York 10152	Director	2007	Chairman, Holland & Company L.L.C. (1995-present).	Director, The Holland Balanced Fund, Inc., The China Fund, Inc. and Reaves Utility Income Fund; Trustee, State Street Master Funds and State Street Institutional Investment Trust.
Benny T. Hu (60) 6F, 76 Tun Hwa South Road Section 2, Taipei, Taiwan ROC	Director	1993	Chairman and Managing General Partner, Whitesun Equity Partners (August 2005-September 2008); Chairman Whitesun International (November 2005-present); Chairman, CDIB Bioscience Venture Management, Inc. (August 2001-present); Chairman, China Development Industrial Bank (June 2003-May 2004); Chairman, China Development Asset Management Corp. (June 2001-May 2004); Ambassador-at-Large, Republic of China (May 2001-May 2006).	Director, Yangming Marine Transport Corp. (2001-present); Supervisor (August 2007-present) and Director (May 2003-August 2007), Taiwan High Speed Railway Corp.
Officers
Andrew Chen (46) 24th/F, 99 Tunhwa South Road, Section 2, Taipei, Taiwan ROC	President	2007	CEO, HSBC Global Asset Management (Taiwan) Limited (Nov. 2004-present); Research Director, JF Asset Management (Taiwan) Limited (Nov. 2002-2004).

  Directors and Officers (unaudited) (continued)

			Principal Occupation or
			Employment During	Directorships in Publicly-Held
Name, Address and (Age)	Present Office with the Fund	Since	Past Five Years	Companies (Directors Only)

Officers — (continued)
Adelina N Y Louie (43) HSBC Bank Plc. Global Head of Business Management Global Research Level 10, 8 Canada Square London, E14 5HQ United Kingdom	Secretary and Treasurer	2004	Global Head of Business Management, HSBC Bank Plc (July 2009-present); Deputy Chief Operating Officer, Asia Pacific, HSBC Global Asset Management (Hong Kong) Limited (May 2006-July 2009); Chief Operating Officer, HSBC Global Asset Management (Taiwan) Limited (March 2004-April 2006); Area Commercial Manager, HSBC (UK) Ltd (February 2002-March 2004).
Richard F. Cook, Jr. (58) Foreside Compliance Services, LLC. Three Canal Plaza, Suite 100 Portland, ME 04101	Chief Compliance Officer	2007	Employee of Foreside Fund Services, LLC (November 2005-January 2006), Director of Foreside Compliance Services LLC, (January 2006-present). Chief Compliance Officer, Guiness Atkinson Funds (November 2005-present), Chief Compliance Officer, The Japan Fund, Inc. (April 2007-present); Managing Member of Northlake, LLC (2002-present).
Elizabeth A. Watson (55) 4 Copley Place, 5th Floor Boston, MA 02116	Assistant Secretary	2007	Vice President and Managing Counsel, State Street Bank & Trust Company (August 2007-present); Vice President and General Counsel (May 2004-July 2007) and Chief Compliance Officer (July 2004-October 2006), Quantitative Investment Advisors, Inc.; Clerk (July 2004-July 2007), Chief Legal Officer (January 2007-July 2007), Chief Compliance Officer (July 2004-December 2005), Quantitative Group of Funds; President and General Counsel, U.S. Boston Capital Corporation (May 2004-July 2007); Principal, Watson & Associates (2002-2004).
William C. Cox (43) 2 Avenue de Lafayette, 4th Floor Boston, MA 02111	Assistant Treasurer	2009	Vice President and Senior Director, State Street Bank and Trust Company (1997-present).

United States Address
The Taiwan Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette
P.O. Box 5049
Boston, MA
1-800-636-9242
www.thetaiwanfund.com

Investment Adviser
HSBC Global Asset Management (Taiwan) Limited
Taipei, Taiwan

Directors and Officers
Harvey Chang, Chairman of the Board and Director
Andrew Chen, President
Benny T. Hu, Director
Bing Shen, Director
Christina Liu, Director
Joe O. Rogers, Director
Michael Holland, Director
M. Christopher Canavan, Jr., Director
Anthony Kai Yiu Lo, Director
Adelina N.Y. Louie, Secretary and Treasurer
Richard F. Cook, Jr., Chief Compliance Officer
Elizabeth A. Watson, Assistant Secretary
William C. Cox, Assistant Treasurer

Administrator and Accounting Agent
State Street Bank and Trust Company
Boston, MA

Custodians
The Mega International Commercial Bank Co., Ltd.
Taipei, Taiwan
State Street Bank and Trust Company
Boston, MA

Transfer Agent, Dividend Paying Agent and Registrar
Computershare Trust Company, N.A.

Legal Counsel
Clifford Chance US LLP
New York, NY
Lee and Li
Taipei, Taiwan

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
Philadelphia, PA

Item 2. Code of Ethics.
(a)	The Taiwan Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	There have been no amendments to the Fund’s Code of Ethics during the reporting period for Form N-CSR.

(d)	There have been no waivers granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Fund’s Code of Ethics is attached as exhibit 12(a)(1) to this Form N-CSR.
Item 3. Audit Committee Financial Expert.
(a)	(1)	The Board of Directors of the “Fund” has determined that the Fund has one member serving on the Fund’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”
(2)	The name of the audit committee financial expert is M. Christopher Canavan, Jr. Mr. Canavan has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
     For the fiscal years ended August 31, 2009 and August 31, 2008, Tait, Weller & Baker LLP (“Tait Weller”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of US$57,700 and US$57,700, respectively, for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to shareholders.
(b) Audit-Related Fees
     For the fiscal years ended August 31, 2009 and August 31, 2008, Tait Weller billed the Fund aggregate fees of US$6,800 and US$6,800, respectively, for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above. Audit-Related Fees represent procedures applied to the semi-annual financial statement amounts (reading the semi-annual report and valuation and existence procedures on investments) as requested by the registrant’s audit committee.

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(c) Tax Fees
     For the fiscal years ended August 31, 2009 and August 31, 2008, Tait Weller billed the Fund aggregate fees of US$13,200 and US$13,200, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.
(d) All Other Fees
     For the fiscal years ended August 31, 2009 and August 31, 2008, Tait Weller did not bill the Fund any fees for products and services other than those disclosed above.
(e) The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the “1934 Act”). All of the audit and tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended August 31, 2009 and August 31, 2008 were pre-approved by the Audit Committee.
     For the fiscal years ended August 31, 2009 and August 31, 2008, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by Tait Weller.
(f) Not applicable.
(g) For the fiscal years ended August 31, 2009 and August 31, 2008, Tait Weller did not bill the Fund any non-audit fees. During this period, Tait Weller did not provide any services to HSBC Global Asset Management (Taiwan) Limited (the “Investment Adviser”).
(h) Tait Weller notified the Fund’s Audit Committee of all non-audit services that were rendered by Tait Weller to the Fund’s Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining Tait Weller’s independence.
Item 5. Audit Committee of Listed Registrants.
(a) The Fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Fund’s audit committee are M. Christopher Canavan, Jr., Joe Rogers, Anthony K.Y. Lo, Bing Shen and Michael F. Holland.
Item 6. Schedule of Investments.
Schedule of Investments is included as part of Item 1.

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Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.
The registrant has delegated to its investment adviser the voting of proxies relating to the registrant’s portfolio securities. The policies and procedures used by the investment adviser to determine how to vote proxies relating to the registrant’s portfolio securities, including the procedures used when a vote presents a conflict of interest involving the investment adviser or any of its affiliates, are contained in the investment adviser’s Proxy Voting Guidelines, which are attached hereto as Exhibit 12(a)(4).
Item 8. Portfolio Managers of Closed-End Management Investment Company.
(a)(1)
As of November 3, 2009, the portfolio manager of the registrant is as follows:
Shirley Yang
Ms. Yang has been the Portfolio Manager of the Fund since June 30, 2007. Ms. Yang is an Assistant Vice President of HSBC Global Asset Management (Taiwan) Limited.
Prior to joining HSBC Global Asset Management (Taiwan) Limited, the registrant’s investment adviser, in June 2007, Ms. Yang worked at INVESCO Taiwan where she was a Senior Fund Manager (March 2004 to June 2007). Prior to March 2004, Ms. Yang worked at Prudential Asset Management, Taiwan (June 2003 to March 2004) as an Investment Manager.
(a)(2)
As of August 31, 2009, Ms. Yang did not manage any accounts other than the Fund.
(a)(3)
As of August 31, 2009, the structure of the compensation of the Portfolio Manager was as follows:
The investment adviser has structured a compensation program based on factors designed to attract and retain key personnel as well as to provide incentives for top quality performance. The program is designed to recognise the long-term nature of the firm’s business, and to encourage retention and continuity of service of the people who contribute to the organization’s success.
The investment adviser, through a performance review system rewards both team and individual contribution. Each individual has a job profile and a set of Key Performance Measures (“KPMs”) to ensure that the year’s objectives are clear and attainable. KPMs do not just reflect tangible outputs of an individual’s role; they also incorporate the behaviors and team efforts displayed by each member of staff. Thus, the firm’s portfolio managers are not assessed solely on the performance of the funds that they manage.
Investment professionals typically receive a base salary and an incentive bonus. The total sum set aside for bonus payments each year is a function of HSBC Global Asset Management’s profitability as a whole. In determining the amount to allocate to each individual, three factors are assessed:

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•	The performance of the local company;

•	The performance of the investment team; and

•	The performance of the individual.
During the annual appraisal process, each department manager reviews his/her team’s performance and contribution to the adviser for the past year on an individual basis. Bonuses and raises are awarded based on the individual’s contribution to the team. Promotions are awarded to individuals who have performed well beyond what was expected for their level.
(a)(4)
Ownership of Securities: The following table sets forth, for each portfolio manager, the aggregate dollar range of the registrant’s equity securities beneficially owned as of November 3, 2009.

Dollar Range of Fund Shares
Portfolio Manager	Beneficially Owned
Shirley Yang	none
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.131-15(b) or 240.15d-15(b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a)(1)	Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

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(a)(3)	Not applicable.

(a)(4)	Proxy voting policies and procedures of the Fund’s investment adviser are attached hereto in response to Item 7.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TAIWAN FUND, INC.
By:	/s/ Andrew Chen
Andrew Chen
President of The Taiwan Fund, Inc.

Date: November 3, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Chen
Andrew Chen
President of The Taiwan Fund, Inc.

Date: November 3, 2009

By:	/s/ Adelina Louie
Adelina Louie
Treasurer of The Taiwan Fund, Inc.

Date: November 3, 2009

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